                                                           EXHIBIT 99.03


              PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The following unaudited Pro Forma Consolidated Financial Information gives effect to the acquisition of The Continental Corporation ("Continental") share as more fully described in Item 2. The unaudited Pro Forma Consolidated Balance Sheet has been prepared as if the acquisition had been consummated on March 31, 1995. The unaudited Pro Forma Statement of Consolidated Operations for the year ended December 31, 1994 and for the three month period ended March 31, 1995 have been prepared as if the acquisition had been consummated at the beginning of the period, January 1, 1994 and January 1, 1995, respectively. Such Pro Forma Consolidated Financial Information is not necessarily indicative of the results of operations or financial position of the Company that would have been reported had the acquisition been consummated on the dates indicated, nor is it necessarily indicative of the future consolidated results of operations.

The acquisition of Continental is accounted for as a purchase, therefore, the Pro Forma Consolidated Financial Information reflects the preliminary purchase price allocation based on relative fair values. These fair values are based on appraisals and other studies which are not yet completed. Although the final allocation may be different than the amounts reflected herein, the Pro forma Condensed Financial Information reflects management's best estimate based on currently available information.

The unaudited Pro Forma Consolidated Financial Information should be read in conjunction with the accompanying Notes to Pro Forma Consolidated Financial Information; the audited consolidated financial statements and the unaudited consolidated interim financial statements of Continental incorporated herein by reference; and CNA's Annual Report on Form 10-K for the year ended December 31, 1994 and Quarterly Report on Form 10-Q for the first quarter of 1995.


                                      (1)

                                          CNA FINANCIAL CORPORATION

                                    PRO FORMA CONSOLIDATED BALANCE SHEET

                                               MARCH 31, 1995
                                                (Unaudited)

- --------------------------------------------------------------------------------------------------------------------------
                                                                             HISTORICAL
                                                                      ------------------------
                                                                          CNA          THE       PRO FORMA
                                                                       FINANCIAL   CONTINENTAL  ADJUSTMENTS    PRO FORMA
(In millions of dollars)                                              CORPORATION  CORPORATION   (Note 1)     CONSOLIDATED
- --------------------------------------------------------------------------------------------------------------------------
ASSETS
  Investments:
    Fixed maturities available for sale . . . . . . . . . . . . . . .   $19,478.0    $ 6,237.4  ($  275.0) (a)  $25,440.4
    Equity securities available for sale. . . . . . . . . . . . . . .       802.3         75.4                      877.7
    Mortgage loans and real estate (less accumulated depreciation). .        44.1         88.6                      132.7
    Policy loans. . . . . . . . . . . . . . . . . . . . . . . . . . .       176.5                                   176.5
    Other invested assets . . . . . . . . . . . . . . . . . . . . . .       111.1        419.4                      530.5
    Short-term investments. . . . . . . . . . . . . . . . . . . . . .     7,313.3        980.1                    8,293.4
                                                                        ---------    ---------   --------       ---------
         TOTAL INVESTMENTS. . . . . . . . . . . . . . . . . . . . . .    27,925.3      7,800.9     (275.0)       35,451.2
    Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       122.5        122.1                      244.6
    Insurance receivables:
      Reinsurance receivables . . . . . . . . . . . . . . . . . . . .     3,159.8      4,022.5                    7,182.3
      Other insurance receivables . . . . . . . . . . . . . . . . . .     3,997.8        815.2                    4,813.0
      Less allowance for doubtful accounts. . . . . . . . . . . . . .      (127.4)      (153.3)                    (280.7)
    Deferred acquisition costs  . . . . . . . . . . . . . . . . . . .     1,054.6        315.1                    1,369.7
    Accrued investment income . . . . . . . . . . . . . . . . . . . .       269.7        102.9                      372.6
    Receivables for securities sold . . . . . . . . . . . . . . . . .     1,071.2                                 1,071.2
    Federal income taxes recoverable. . . . . . . . . . . . . . . . .       105.8                                   105.8
    Deferred income taxes . . . . . . . . . . . . . . . . . . . . . .     1,394.8        509.7      227.9  (b)    2,132.4
    Property and equipment at cost (less accumulated depreciation). .       264.0        392.0     (120.0) (b)      536.0
    Prepaid reinsurance premiums  . . . . . . . . . . . . . . . . . .       160.7        433.5                      594.2
    Other assets. . . . . . . . . . . . . . . . . . . . . . . . . . .       487.7        673.1      302.2  (b)    1,463.0
    Separate Account business . . . . . . . . . . . . . . . . . . . .     6,004.4                                 6,004.4
- -------------------------------------------------------------------------------------------------------------------------
         TOTAL ASSETS                                                   $45,890.9    $15,033.7   $  135.1       $61,059.7
=========================================================================================================================

                                          CNA FINANCIAL CORPORATION

                                               MARCH 31, 1995
                                                (unaudited)

- --------------------------------------------------------------------------------------------------------------------------
                                                                             HISTORICAL
                                                                      ------------------------
                                                                          CNA          THE       PRO FORMA
                                                                       FINANCIAL   CONTINENTAL  ADJUSTMENTS    PRO FORMA
(In millions of dollars)                                              CORPORATION  CORPORATION   (Note 1)     CONSOLIDATED
- --------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
    Insurance reserves:
     Claim and claim expense  . . . . . . . . . . . . . . . . . . . .   $22,590.1    $ 9,547.1   $  160.0  (c)  $32,297.2
     Future policy benefits . . . . . . . . . . . . . . . . . . . . .     3,161.9                                 3,161.9
     Unearned premiums  . . . . . . . . . . . . . . . . . . . . . . .     2,754.1      1,749.8                    4,503.9
     Policyholders' funds . . . . . . . . . . . . . . . . . . . . . .       617.9         29.6                      647.5
    Participating policyholders' equity . . . . . . . . . . . . . . .       111.9                                   111.9
    Securities sold under repurchase agreements . . . . . . . . . . .     2,825.0                                 2,825.0
    Payables for securities purchased . . . . . . . . . . . . . . . .       532.5                                   532.5
    Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . .         2.0        211.2     (205.0) (d)        8.2
    Long-term debt  . . . . . . . . . . . . . . . . . . . . . . . . .       911.2        776.7    1,324.1  (d)    3,008.1
                                                                                                     (3.9) (b)
    Other liabilities . . . . . . . . . . . . . . . . . . . . . . . .     1,248.3      1,287.2      292.0  (b)    2,827.5
    Separate Account business . . . . . . . . . . . . . . . . . . . .     6,004.4                                 6,004.4
                                                                        ---------    ---------   --------       ---------
         Total liabilities. . . . . . . . . . . . . . . . . . . . . .    40,759.3     13,601.6    1,567.2        55,928.1
                                                                        ---------    ---------   --------       ---------
Commitments and contingent liabilities
Redeemable preferred stocks . . . . . . . . . . . . . . . . . . . . .      --            275.0     (275.0) (a)     --
                                                                        ---------    ---------   --------       ---------
Stockholders' equity:
    Common stock. . . . . . . . . . . . . . . . . . . . . . . . . . .       154.6         65.7      (65.7) (e)      154.6
    Preferred stock . . . . . . . . . . . . . . . . . . . . . . . . .       150.0                                   150.0
    Additional paid-in capital  . . . . . . . . . . . . . . . . . . .       434.7        612.9     (612.9) (e)      434.7
    Retained earnings . . . . . . . . . . . . . . . . . . . . . . . .     4,466.5      1,020.9   (1,020.9) (e)    4,466.5
    Net unrealized investment gains . . . . . . . . . . . . . . . . .       (71.7)      (116.3)     116.3  (e)      (71.7)
    Cumulative transition adjustment. . . . . . . . . . . . . . . . .      --            (61.2)      61.2  (e)     --
    Treasury stock, at cost . . . . . . . . . . . . . . . . . . . . .        (2.5)      (364.9)     364.9  (e)       (2.5)
                                                                        ----------   ---------   --------       ---------
         TOTAL STOCKHOLDERS' EQUITY . . . . . . . . . . . . . . . . .     5,131.6      1,157.1   (1,157.1)        5,131.6
- -------------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     $45,890.9    $15,033.7    $ 135.1       $61,059.7
=========================================================================================================================

                See notes to Pro Forma Consolidated Financial Information (unaudited).

                                      (2)

                                   CNA FINANCIAL CORPORATION

                         PRO FORMA STATEMENT OF CONSOLIDATED OPERATIONS

                              THREE MONTHS ENDED MARCH 31, 1995
                                          (Unaudited)

- --------------------------------------------------------------------------------------------------------------------------
                                                                             HISTORICAL
                                                                      ------------------------
                                                                          CNA          THE       PRO FORMA
                                                                       FINANCIAL   CONTINENTAL  ADJUSTMENTS    PRO FORMA
(In millions of dollars, except per share data)                       CORPORATION  CORPORATION   (Note 1)     CONSOLIDATED
- --------------------------------------------------------------------------------------------------------------------------
Revenues:
 Premiums ...........................................................    $2,516.0     $  831.2                   $3,347.2
 Net investment income ..............................................       430.9        130.8       ($9.4) (f)     553.7
                                                                                                       1.4  (g)
 Realized investment gains ..........................................        35.8         92.9                      128.7
 Other...............................................................        70.1         20.7                       90.8
                                                                         --------     --------     -------       --------
                                                                          3,052.8      1,075.6        (8.0)       4,120.4
                                                                         --------     --------     -------       --------
Benefits and expenses:
 Insurance claims and policyholders' benefits .......................     2,155.7        669.8        (2.1) (i)   2,823.4
 Amortization of deferred acquisition costs..........................       361.0        269.5                      630.5
 Other operating expenses............................................       316.3         22.0         8.0  (g)     334.4
                                                                                                     (11.9) (j)
 Interest expense....................................................        17.7         13.8        (0.1) (g)      61.5
                                                                                                      18.2  (h)
                                                                                                      11.9  (j)
                                                                         --------     --------     -------       --------
                                                                          2,850.7        975.1        24.0        3,849.8
                                                                         --------     --------     -------       --------
    Income (loss) from continuing operations before income tax.......       202.1        100.5       (32.0)         270.6
Income tax benefit(expense)..........................................       (49.3)       (51.6)        9.9  (k)     (91.0)
                                                                         --------     --------     -------       --------
    Income (loss) from continuing operations                             $  152.8     $   48.9      ($22.1)      $  179.6
=========================================================================================================================
EARNINGS PER SHARE
- ------------------
    Income from continuing operations................................    $   2.44                                $   2.88
                                                                         ========                                ========
Weighted average outstanding shares of
 common stock (in millions of shares)................................        61.8                                    61.8
=========================================================================================================================

                 See notes to Pro Forma Consolidated Financial Information (unaudited).


                                      (3)

                                   CNA FINANCIAL CORPORATION
                         PRO FORMA STATEMENT OF CONSOLIDATED OPERATIONS
                                 YEAR ENDED DECEMBER 31, 1994
                                         (Unaudited)

- --------------------------------------------------------------------------------------------------------------------------
                                                                             HISTORICAL
                                                                      ------------------------
                                                                          CNA          THE       PRO FORMA
                                                                       FINANCIAL   CONTINENTAL  ADJUSTMENTS    PRO FORMA
(In millions of dollars, except per share data)                       CORPORATION  CORPORATION   (Note 1)     CONSOLIDATED
- --------------------------------------------------------------------------------------------------------------------------
Revenues:
 Premiums ...........................................................   $ 9,474.4     $4,429.1                  $13,903.5
 Net investment income ..............................................     1,551.2        504.2       ($0.1) (f)   2,061.0
                                                                                                       5.7  (g)
 Realized investment gains (losses) .................................      (246.2)        76.0                     (170.2)
 Other...............................................................       220.1         92.1                      312.2
                                                                        ---------     --------     -------      ---------
                                                                         10,999.5      5,101.4         5.6       16,106.5
                                                                        ---------     --------     -------      ---------
Benefits and expenses:
 Insurance claims and policyholders' benefits .......................     8,450.3      4,400.9        (8.5) (i)  12,842.7
 Amortization of deferred acquisition costs..........................     1,377.5      1,383.4                    2,760.9
 Other operating expenses............................................     1,235.2        283.7        32.0  (g)   1,498.9
                                                                                                     (52.0) (j)
 Interest expense....................................................        70.5         40.9        (0.4) (g)     237.0
                                                                                                      74.0  (h)
                                                                                                      52.0  (j)
                                                                        ---------     --------     -------      ---------
                                                                         11,133.5      6,108.9        97.1       17,339.5
                                                                        ---------     --------     -------      ---------
    Loss from continuing operations before income tax................      (134.0)    (1,007.5)      (91.5)      (1,233.0)
Income tax benefit...................................................       170.5        365.1        26.7          562.3
                                                                         --------     --------     -------       --------
    Income (loss) from continuing operations                             $   36.5      ($642.4)     ($64.8) (k)   ($670.7)
=========================================================================================================================
EARNINGS PER SHARE
- ------------------
    Income (loss) from continuing operations.........................    $   0.51                                 ($10.93)
                                                                         ========                                ========
Weighted average outstanding shares of
 common stock (in millions of shares)................................        61.8                                    61.8
=========================================================================================================================

                 See notes to Pro Forma Consolidated Financial Information (unaudited).

                                      (4)

                         CNA FINANCIAL CORPORATION

             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

                         (In millions of dollars)

Note 1

The unaudited Pro Forma Consolidated Balance Sheet gives effect to the pro forma adjustments necessary to reflect the acquisition of Continental as if the acquisition been consummated on March 31, 1995, and as if Continental's assets and liabilities were adjusted to fair value in accordance with generally accepted accounting principles as of March 31, 1995. The fair value adjustments reflected in the Pro Forma Consolidated Balance Sheet are based on the fair value adjustments expected to be made as of the actual acquisition date.

 (a) To eliminate CNA's investment in Continental redeemable preferred stock.

 (b) To reflect adjustments arising from the allocation of purchase price to the fair value of Continental's assets and liablities. The principal adjustments are as follows:

                                                        Debit
                                                       (Credit)
                                                       --------
     Assets:
       Reduction of carrying amount of property
       and equipment, primarily real estate           $ (120.0)

       Intangible assets, including excess
       of purchase price over fair value of net
       assets acquired                                   302.2

       Net deferred tax benefit                          227.9

     Liabilities:
       Discount allocated to long-term debt based
       on current interest rates                           3.9

       Increase of other liabilities, primarily
       for pension and postretirement obligations        (42.5)

       Liability established for the estimated cost
       of severance and employee relocation, leased
       facilities to be closed, and significantly
       underutilized leased properties                  (249.5)


                                      (5)

  (c) To conform Continental's accounting policy by adjusting the discount rates used to establish Continentals reserves for workers' compensation lifetime claims to the rates used by CNA. Such rates are also used for CNA's statutory reporting.

  (d) To establish long-term debt used to fund the acquisition of Continental's common stock ($1,125) and refinance short-term debt ($205). CNA borrowed $1,325 under a five-year revolving credit facility. The borrowings under the credit facility are classified as long-term debt as it is the Company's intention to maintain the credit facility or to arrange for longer-term financing on more favorable terms. There is no prepayment penalty on borrowings under the credit facility.

  (e)  To eliminate Continental's shareholders' equity.

The unaudited Pro Forma Statements of Consolidated Operations give effect to the pro forma adjustments necessary to reflect the acquisition of Continental as if it had been consummated as of the beginning of the pro forma periods. The adjustments reflected in the Pro Forma Statements of Consolidated Operations are based on the fair value adjustments expected to be made as of the actual acquisition date.

  (f) To eliminate dividends on the Continental preferred stock owned by CNA.

  (g) To reflect adjustments relating to the allocation of purchase price based on relative fair value of the acquired net assets as follows:

          Amortization of discount allocated to investments using the interest method over the estimated life of the investments ($5.7 in 1994 and $1.4 in 1995)

          Reduction of depreciation expense ($3.1 in 1994 and $ .8 in 1995)

          Amortization of intangible assets, including excess of purchase price over the fair value of net assets acquired, over 20 years ($15.1 in 1994 and $3.8 in 1995)

          Amortization of discount allocated to long-term debt using the interest method ($ .4 in 1994 and $ .1 in 1995)

          Accretion of the liability established for future lease obligations on closed or to be closed and significantly underutilized facilities using the interest method ($20.0 in 1994 and $5.0 in 1995)

  (h) To record interest on acquisition borrowings at the weighted average rate of 6.583% and to eliminate interest expense on the Continental debt refinanced through these borrowings. Interest on borrowings under the credit facility is based on LIBOR plus 35 basis points. CNA has entered interest rate swap agreements which effectively fix the interest rate on $950 of these borrowings.

                                      (6)

  (i) To reduce the accretion on workers' compensation lifetime claims based on discount rates, adjusted to conform to CNA accounting policies.

  (j)  To reclassify interest expense to conform to CNA reporting.

  (k)  To record the income tax effect of the pro forma adjustments above.

Note 2

As stated in the introduction to the Pro Forma Consolidated Financial Information, the pro forma information is not necessarily indicative of the future consolidated results of operations. As the organizational integration of CNA and Continental is completed, management expects to begin to realize significant cost savings from market efficiencies and economies of scale. These future cost savings are not reflected in the Pro Forma Consolidated Financial Information.



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